Exhibit 10.20

      THIS LOAN AND SECURITY AGREEMENT dated as of July 30, 2001, BETWEEN:

      IVP Technology Corporation, a corporation incorporated pursuant to the laws of the State of Nevada (hereinafter referred to as "IVP") OF THE FIRST PART AND

      Clarino  Investments   International  Ltd.,  a  corporation   incorporated
pursuant to the laws of Anguilla (hereinafter referred to as "Clarino")
                                                             OF THE SECOND PART
AND

      Berra Holdings Ltd., a corporation incorporated pursuant to the laws of the Turks & Caicos Islands (hereinafter referred to as "Berra")
                                                               OF THE THIRD PART

      WHEREAS, IVP has requested that Berra lend the sum of one hundred and eighty-seven thousand, five hundred dollars ($187,500) to IVP;

      AND WHEREAS, Berra has agreed to make such loan to IVP on the terms and conditions set out in this Agreement.

      NOW, THEREFORE, in consideration of the premises and to induce Berra to extend the loan, the parties hereto hereby agree amongst themselves as follows:

SECTION 1. DEFINITIONS.

      As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

      Agreement shall meant this Loan and Security Agreement together with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

      Applicable Law shall mean the laws of the State of Nevada (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties'

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choice of Nevada  law) or the laws of the United  States of  America,  whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

      Business Day shall mean any day other than a Saturday, Sunday, or public holiday or the equivalent for banks in New York City.

      Closing Date means the date first set forth above.

      Code shall have the meaning specified in Section 8(d).

      Collateral shall have the meaning specified in Section 2.

      Contingent   Obligation   means  any  direct,   indirect,   contingent  or
non-contingent guaranty or obligation for the indebtedness of another Person, except endorsements in the ordinary course of business.

      Effective Date shall mean the date on which all of the conditions specified in Section 3.3 shall have been satisfied.

      Event of Default shall mean any event specified in Section 7.

      Financial Statements shall have the meaning specified in Section 6.1.

      GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.

      Loans shall mean the loans and financial accommodations made by the Berra to the IVP in accordance with the terms of this Agreement and any Note delivered hereunder.

      Loan Documents shall mean, collectively, this Agreement, the Notes, and all other present and future documents, agreements, certificates, instruments, and opinions delivered by IVP under, in connection with or relating to this Agreement, or any other present or future instrument or agreement between Berra and IVP, as each of the same may be amended, modified, extended, restated or supplemented from time to time.

      Material Adverse Change shall mean, with respect to any Person, a material adverse change in the business, operations, results of operations, assets, liabilities, or financial condition of such Person taken as a whole.

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      Material Adverse Effect shall mean, with respect to any Person, a material adverse effect on the business, operations, results of operations, assets, liabilities, or financial condition of such Person taken as a whole.

      Note shall mean each Promissory Note, in substantially the form attached hereto, made by IVP in favor of the Berra, as amended, supplemented, or otherwise modified from time to time.

      Obligations shall mean and include all loans (including the Loans), advances, debts, liabilities, obligations, covenants and duties owing by IVP to Berra of any kind or nature, present or future, whether or not evidenced by the Note or any note, guaranty or other instrument, whether or not arising under or in connection with, this Agreement, any other Loan Document or any other present or future instrument or agreement, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired byassignment, purchase, discount or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however acquired (including without limitation all loans previously made by Berra to IVP). The term includes, without limitation, all interest (including interest accruing on or after an bankruptcy, whether or not an allowed claim), charges, expenses, commitment, facility, closing and collateral management fees, letter of credit fees, reasonable attorneys' fees, taxes and any other sum properly chargeable to IVP under this Agreement, the other Loan Documents or any other present or future agreement between Berra and IVP.

      Person shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successor, heirs, and assigns of each.

      Solvent means, with respect of any Person, that as of the date as to which such Person's solvency is measured:

                (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with
                        GAAP) as they become absolute and matured;

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                (b)     it has sufficient  capital to conduct its business; and

                (c)     it is able  generally to meets its debts as they mature.


      Taxes shall have the meaning specified in Section 5.5.

SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL.

      Clarino hereby assigns and grants to Berra a first security interest in all of Clarino's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. Collateral means two million, five hundred thousand (2,500,000) common shares in the capital stock of IVP currently registered to and beneficially owned by Clarino.

SECTION 3. THE CREDIT FACILITY.

      SECTION 3.1.  Borrowings.

      Berra, subject to the terms and conditions of this Agreement, agrees to make a Loan to IVP in three drawdowns, at IVP's request, in a principal amount not to exceed $187,500. Notwithstanding anything herein to the contrary, Berra shall be obligated to make such Loan only after the Berra, in its sole discretion, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied.

      SECTION 3.2.  Application of Proceeds.

      IVP shall use the proceeds of the Loans for its general working and capital purposes.

      SECTION 3.3.  Conditions to Loan.

            (a) The obligation of Berra to make the Loan is subject to Berra's receipt of the following, on or before the Closing Date, each dated the date of the Loan or as of an earlier date acceptable to Berra, or form and substance satisfactory to Berra and its counsel:

                   (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming IVP as debtor and all tax lien, judgment, and litigation searches for the IVP as the Berra shall deem necessary or desirable;

                   (ii) a Note duly executed by the IVP evidencing the amount of such Loan;

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                   (iii) a   certificate   of  the  Secretary  or  an  Assistant
                         Secretary of IVP ("Secretary's Certificate") certifying
                         (A) that attached to the Secretary's Certificate is a true, complete, and accurate copy of the resolutions of the Board of Directors of the IVP (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement,
                         the  other  Loan   Documents,   and  the   transactions
                         contemplated   hereby  and   thereby,   and  that  such
                         resolutions have not been amended or modified since the date of such certification and are in full force and effect; (B) the incumbency, names, and true signatures of the officers of the IVP authorized to sign the Loan Documents to which it is a party; (C) that attached to the Secretary's Certificate is a true and correct copy of the Articles or Certificate of Incorporation of the Company, as amended, which Articles or Certificate of Incorporation have not been further modified, repealed or rescinded and are in full force and effect; (D) that attached to the Secretary's Certificate of IVP is a true and correct copy of the Bylaws, as amended, which Bylaws of the Company have not been further modified or rescinded and are in full force and effect; and (E) that attached to the Secretary's Certificate is a valid Certificate of Good Standing issued by the Secretary of the State of IVP's state of incorporation;

                   (iv) the opinion of counsel for IVP covering such matters incident to the transactions contemplated by this Agreement as Berra may reasonably require;

                   (v) evidence of the consent or authorization of, filing with or other act by or in respect of any governmental agency or authority or any other Person required in


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                         connection with the execution,  delivery,  performance,
                         validity or  enforceability  of this Agreement,  or the
                         other  Loan  Documents  or  the   consummation  of  the
                         transactions contemplated hereby or thereby; and

                   (vi) such other documents, agreements and instruments as Berra deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

            (b) The security interests in the Collateral granted by Clarino in favor of Berra under this Agreement shall have been duly perfected and shall constitute first priority liens.

      SECTION 3.4. Additional Conditions Precedent.

      The obligations of Berra to make the Loan is subject to the satisfaction of the following additional conditions precedent:

            (a) There shall be no pending or, to the knowledge of IVP after due inquiry, threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or otherrestraining order, damages, or other relief with respect to the transactions contemplated by this agreement or the other Loan Documents or thereby or (ii)which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) or IVP, except, in the caseof clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of Berra;

            (b) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

            (c) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of


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                   Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and


            (d) Clarino shall be deemed to have hereby reaffirmed and ratified all security interests hereto granted by Clarino to Berra.

      SECTION 3.5.      Interest Rate; Repayment.

      The interest rate applicable to the Loan made by the Berra hereunder, and the repayment date for such Loan, are as set forth in the Note evidencing such Loan.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

      SECTION 4.1. Good Standing; Qualified to do Business.

      IVP (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) IVP, (ii) IVP's ability to perform its obligations under the Loan Documents, or (iii) the rights of Berra hereunder.

      Clarino (a) is duly organized, validly existing, and in good standing under the laws of Anguilla, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) Clarino, (ii) Clarino's ability to perform its obligations under the Loan Documents, or (iii) the rights of Berra hereunder.

      SECTION 4.2. Due Execution, etc.

      The execution, delivery, and performance by IVP and Clarino of each of the Loan Documents to which it is a party are within the respective powers of IVP and Clarino, do not contravene the organizational documents, if any, of IVP and Clarino, and do not

            (a) violate any law or regulation, or any order or decree of any court or governmental authority,

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            (b)    conflict  with or result  in a breach  of,  or  constitute  a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on IVP or Clarino or any of their properties, or

            (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person, except as may be set forth in the Schedule.

      This Agreement is, and each of the other Loan Documents to which IVP and Clarino are or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of IVP and Clarino enforceable against the IVP and Clarino in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' right generally and by general principles of equity.

      SECTION 4.3. Solvency/ No Liens.

      IVP and Clarino are Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral; and IVP is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person.

      SECTION 4.4. No Judgments, Litigation.

      No judgments are outstanding against IVP or Clarino nor is there now pending or, to the best of the IVP's knowledge, threatened any litigation, contested claim, or governmental proceeding by or against the IVP except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on IVP or Clarino.

      SECTION 4.5. No Defaults.

      IVP is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. IVP knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on IVP.

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      SECTION 4.6. Collateral Locations.

      Coincidentally with the execution of this Agreement, Clarino shall lodge the collateral with a mutually agreeable trustee to be identified. The Collateral shall be held by the trustee until such time as the Loan is repaid by IVP or until an Event of Default takes place and the Collateral is released to Berra.

      SECTION 4.7. Corporate and Trade Names

      During the past five years, IVP has not been known by or used any other corporate, trade or fictitious name except for its name as set forth on the signature page of this Agreement.

      SECTION 4.8. No Events of Default.

      No Event of Default has occurred and is continuing nor has any event occurred which, with the giving notice of notice or the passage of time, or both, would constitute an Event of Default.

      SECTION 4.9. No Limitation on Berra's Rights.

      None of the Collateral is subject to the contractual obligations that may restrict or inhibit the Berra's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

      SECTION 4.10. Perfection and Priority of Security Interest.

      This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected, and first priority and exclusive, security interest in the Collateral securing the payment of all the Obligations.

      SECTION 4.11. Consents and Filings.

      No consent, authorization or approval of, or filing with or other act by, any shareholders of either IVP or Clarino or any governmental authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby or the continuing operations of either IVP or Clarino following such consummation, except those that have been obtained or made.

      SECTION 4.12. Financial Statements.

      IVP has provided to Berra complete and accurate Financial Statements, which have been prepared in accordance with GAAP (except for the absence of footnotes and subject to normal year-end adjustments with respect to unaudited


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financial  statements)  consistently applied throughout the periods involved and fairly present the financial position and results of operations of IVP for each of the periods covered, subject, in the case of any quarterly financial statements, to normal year-end adjustments and the absence of notes. IVP has no Contingent Obligation or liability for Taxes, unrealized losses, unusual forward or long-term commitments or long-term leases, which is not reflected in such Financial Statements or the footnotes thereto. Since the last date covered by such Financial Statements, there has been no sale, transfer or other disposition by IVP of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the financial condition of IVP at said date. Since said date, (i) there has been no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect and (ii) none of the capital stock of IVP has been redeemed, retired, purchased or otherwise acquired for value by IVP.

      SECTION 4.13. Accuracy and completeness of Information.

      All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of IVP and Clarino in writing to Berra or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to either IVP or Clarino which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by either IVP or Clarino to Berra.

SECTION 5. COVENANTS OF IVP.

      SECTION 5.1. Existence, etc.

      IVP shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the IVP, (c)


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continue in, and limits its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on IVP.

      SECTION 5.2. Notice to Berra.

      As soon as possible, and in any event within five days after IVP learns of the following, IVP will give written notice to Berra of the following:

            (a) any proceeding instituted or threatened to be instituted by or against IVP in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $10,000 in the aggregate,

            (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on IVP,

            (c) the occurrence of any Material Adverse Change with respect to IVP;

            (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which IVP has taken or proposes to take with respect thereto;

            (e) of any copyright registration made by it, any rights IVP may obtain to any copyrightable works, new trademarks or any new patentable inventions, and of any renewal of extension of any trademark registration, or if it shall otherwise become entitled to the benefit of any patent or patent application or trademark or trademark application; and

            (f) of the opening of any new bank account or other deposit account, and any new securities account.

      SECTION 5.3. Maintenance of Books and Records.

      IVP shall (i) maintain books and records (including computer records) in such detail, form and scope as is customary for companies in similar businesses in similar situations and (ii) provide Berra and its agents access to the


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premises of IVP at any time and from time to time,  during normal business hours and upon reasonable notice under the circumstances, and at any time on and after the occurrence and during the existence of an Event of Default, or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, for the purposes of (A) inspecting and verifying the books and records of IVP, (B) inspecting and copying (at IVP's expense) any and all records pertaining thereto, and (C) discussing the affairs, finances and business of IVP with any officer, employee or director of IVP or with IVP's accountants. IVP shall reimburse Berra for the reasonable travel and related expenses of Berra's employees or, at Berra's option, of such outside accountants or examiners as may be retained by Berra to verify or inspect IVP's books and records.

      SECTION 5.4. Taxes.

      IVP will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against IVP or the Collateral other than taxes that are being diligently contested in good faith by IVP by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by IVP in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed thereof, then without notice to IVP, but on IVP's behalf, Berra may pay such Taxes, and the amount thereof shall be included in the Obligations.

      SECTION 5.5. Change of Location, Structure, or Identify.

      IVP will give Berra at least 30 days prior written notice of any change of IVP's chief executive officer or of the opening of any additional place of business.

      SECTION 5.6. Solvency.

      IVP shall be and remain Solvent at all times.

      SECTION 5.7. Fundamental Changes.

      IVP shall not (a) amend or modify its name, unless IVP delivers to Berra thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to Berra) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without Berra's prior written consent which shall not be unreasonably withheld.


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      SECTION 5.8. Change in Nature of Business.

      IVP will not at any time make any material change in the lines of its business as carried on at the date of this Agreement or enter into any new line of business: provided that IVP may enter businesses reasonably related or incidental to its current lines of business.

      SECTION 5.9. Sales of Assets.

      IVP will not, directly or indirectly, in any fiscal year, sell, transfer or otherwise dispose of any assets, or grant any option or other right to purchase or otherwise acquire any assets other than (i) equipment with an aggregate value of less than $25,000 the proceeds of which shall be paid to Berra and applied to the Obligations, (ii) sales of inventory in the ordinary course of business and (iii) licenses or sublicenses on a non-exclusive basis of intellectual property in the ordinary course of IVP's business.

      SECTION 5.10. Loans to Other Persons.

      IVP will not at any time make loans or advance any credit (except to trade debtors in the ordinary course of business) to any Person in excess of $10,000 in the aggregate at any time for all such loans.

      SECTION 5.11. Additional Requirements.

      IVP shall take all such further actions and execute all such further documents and instruments as Berra may reasonably request.

SECTION 6.  FINANCIAL STATEMENTS.

      Until the payment and satisfaction in full of all Obligations, IVP shall deliver to Berra the following financial information:

      SECTION 6.1. Annual Financial Statements.

      As soon as available, but not later than 90 days after the end of each fiscal year of IVP and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for IVP and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

      SECTION 6.2. Quarterly Financial Statements.

      As soon as available, but not later than 45 days after the end of each of the first three fiscal quarters in any fiscal year of IVP and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of IVP that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

SECTION 7. EVENTS OF DEFAULT.

      The occurrence of any of the following events shall constitute an Event of Default hereunder:

            (a) IVP shall fail to pay when due any principal, interest, fee or other amount required to be paid by the IVP under or in connection with any Note and this Agreement;

            (b) any representation or warranty made or deemed made by IVP under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made or deemed made;

            (c) any defined "Event of Default" shall occur under any other Loan Document; or IVP or any Person shall deny or disaffirm its obligations under any of the Loan Documents or any Liens granted in connection therewith or shall otherwise challenge any of its obligations under any of the Loan Documents; or any Liens granted in any of the Collateral shall be determined to be void, voidable or invalid, are subordinated or are not given the priority contemplated by this Agreement; or any Loan Document shall for any reason cease to create a valid and perfected Lien on the Collateral purported to be covered thereby, of first priority;

            (d) dissolution, liquidation, winding up, or cessation of IVP's business, failure of the IVP generally to pay its debts as they mature, admission in writing by IVP of its inability generally to pay its debts as they mature, or calling of a meeting of IVP's creditors for purposes of compromising any of IVP's debts;

            (e) the commencement by or against IVP of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for thirty days following the commencement thereof, or any action by IVP is taken authorizing any such proceedings;

            (f) an assignment for the benefit of creditors is made by IVP, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for IVP or for any substantial property of IVP, or any action by IVP authorizing any such proceeding;

            (g)    IVP suffers or sustains a Material Adverse Change;

            (h) any tax lien, other than a Permitted Lien, is filed of record against IVP and is not bonded or discharged within five Business Days;

            (i) any material covenant, agreement, or obligation, as determined in the sole discretion of Berra, made by the IVP and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; IVP shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of Berra shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

SECTION 8. REMEDIES.

      If any Event of Default shall have occurred and be continuing:

            (a) Berra may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable without presentment, representation, demand of payment, or protest, which are hereby express waived.

            (b) Berra may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

            (c) The obligation of Berra, if any, to make additional Loans or financial accommodations of any kind to IVP shall immediately terminate.

            (d) Berra may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or the Code applies to the affected Collateral and also may (i) require IVP and/or Clarino to, and IVP hereby agrees that it will at its expense and upon request of Berra forthwith, deliver or cause the delivery of all or part of the Collateral as directed by Berra and make it available to Berra at a place to be designated by Berra that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Berra's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Berra may deem commercially reasonable.

            (e)    Berra  may   accelerate   or  extend  the  time  of  payment,
                   compromise, issue credits, or bring suit on all accounts receivable ("Receivables") and other Collateral (in the name of IVP or Clarino) and otherwise administer and collect the Receivables and other Collateral.

            (f) Berra may collect, receive, dispose of and realize upon any investment property Collateral, including withdrawal of any and all funds from any securities accounts.

            (g) All cash proceeds received by Berra in respect of any sale of, collection form, or other realization upon all or any part of the Collateral may, in the discretion of Berra, be held by Berra as collateral for, or then or at any time thereafter applied in whole or in part by Berra against, all or any part of the Obligations in such order as Berra shall elect. Any surplus of such cash or cash proceeds held by Berra and remaining after the full and final payment of all the Obligations shall be paid over to IVP or to such other Person to which Berra may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

SECTION 9. MISCELLANEOUS PROVISIONS.

      SECTION 9.1. Notices.

      Except as otherwise provided herein, all notices, approval, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Berra, then to Chancery Court, Leeward Highway, Providenciales, Turk & Caicos Islands, B.W.I., and if to IVP, then to Suite 300, 54 Village Centre Place, Mississauga, Ontario L4Z 1V9, and if to Clarino, then c/o Webster, Dyrud, Victoria House, P.O. Box 58, The Valley, Anguilla, or such other address as shall be designated by IVP, Berra or Clarino to the other parties in accordance herewith. All such notices and correspondence shall be effective when received.

      SECTION 9.2. Headings.

      The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

      SECTION 9.3. Assignments and Participations.

      IVP shall not have the right to assign any Note or this Agreement or any interest therein unless Berra shall have given IVP prior written consent and IVP and its assignee shall have delivered assignment documentation in form and substance satisfactory to Berra in its sole discretion. Berra may assign (without the consent of IVP) to one or more Persons all or a portion of its rights and obligations under this Agreement and the other Loan Documents (provided that such Person shall not be a direct or indirect competitor of IVP). Berra may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of any Loans); provided, however, that Berra's obligations under this Agreement shall remain unchanged. Berra may, in connection with any permitted assignment or participation or proposed assignment or participation pursuant to this Agreement, disclose to the assignee or participant or proposed assignee or participant any information relating to IVP furnished to Berra by or on behalf of IVP.

      SECTION 9.4. Amendments, Waivers and Consents.

      Any amendment or waiver of any provision of this Agreement and any consent to any departure by IVP from any provision of this Agreement shall be effective only by a writing signed by Berra and shall bind and benefit IVP and Berra and their respective successors and assigns, subject, in the case of the IVP, to the first sentence of Section 9.3.

      SECTION 9.5. Interpretation of Agreement.

      Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

      SECTION 9.6. Continuing Security Interest.

      This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligation, (ii) be binding upon IVP and Clarino and their respective successors and assigns and (iii) inure, together with the rights and remedies of Berra hereunder, to the benefit of Berra and its successors, transferees, and assigns.

      SECTION 9.7. Reinstatement.

      To the extent permitted by law, this Agreement and the rights and powers granted to Berra hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by Berra in respect of the Obligations is rescinded or must otherwise be restored or returned by Berra upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the IVP or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the or any substantial part of its assets, or otherwise, all as though such payments had not been made.

      SECTION 9.8. Survival of Provisions.

      All representations, warranties, and covenants of IVP contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by IVP of the Obligations secured hereby.

      SECTION 9.9. Indemnification.

      IVP agrees to indemnify and hold harmless Berra and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability incurred by Berra or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of Berra or such Person. In addition and without limiting the generality of the foregoing, IVP shall, upon demand, pay to Berra all reasonable costs and expenses incurred by Berra (including the reasonable fees and disbursements of counsel and other professionals) in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents, and pay to Berra all reasonable costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by Berra in order to enforce or defend any of its rights under or in respect of this Agreement, any other Loan Document or any other document or instrument now or hereafter executed and delivered in connection herewith, collect the Obligations or otherwise administer this Agreement, foreclose or otherwise realize upon the Collateral or any part thereof, prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of IVP's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Berra's security interest in, the Collateral; and otherwise represent Berra in any litigation relating to IVP.

      SECTION 9.10. Counterparts; Signatures by Facsimile.

      This Agreement may be executed in counterparts, each of which when so executed an delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by facsimile transmission all with the Same force and effects as if the same was a fully executed and delivered original manual counterpart.

      SECTION 9.11. Severability.

      In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      SECTION 9.12. Entire Agreement.

      IVP, Clarino and Berra agree that this Agreement and the Schedule hereto are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof.

      SECTION 9.13. Governing Law.

      The validity, enforcement and interpretation of this Agreement shall be governed and construed in accordance with the laws of the State of Nevada.

      IN WITNESS WHEREOF, the undersigned the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                                IVP TECHNOLOGY CORPORATION

                                /S/ JOHN MAXWELL
                                ------------------------------------------------
                                Name: John Maxwell
                                Title: President


                                CLARINO INVESTMENTS INTERNATIONAL LTD.

                                           [/S/ BY LOEBERG DIRECTORS LTD., Sole
                                           Director]

                                           [                          ]
                                           Name:
                                           Title:      [/S/ Director]

                                BERRA HOLDINGS LTD.

                                           [/S/ BY LOEBERG DIRECTORS LTD., Sole
                                           Director]

                                           [                          ]
                                           Name:
                                           Title:



                            LOAN FROM BERRA HOLDINGS
                            INTEREST ACCRUAL FOR 2001


DATE OF                                                        INTEREST
DEPOSIT               AMOUNT         DAYS       RATE             ACCRUAL
Aug 13-01           $ 62,470.00       140        6%             1437.67
Aug 24-02           $  1,000.00       129        6%               21.21
Aug 31-01           $ 10,000.00       122        6%              200.55
Sept 11-01          $  5,000.00       111        6%               91.23
Sept 20-01          $  4,000.00       102        6%               67.07
Sept 25-01          $  3,500.00        97        6%               55.81
Oct 10-01           $ 12,000.00        82        6%              161.75
Oct 31-01           $ 17,500.00        61        6%              175.48
Nov 1-01            $ 13,000.00        60        6%              128.22
Dec 13-01           $    550.00        18        6%                1.63
                    -----------                                --------
                    $129,020.00                               $2,340.61    Total interest accrual for 2001
                    ===========                               =========

                                 PROMISSORY NOTE
                                 ---------------

July 30, 2001

      For value received IVP Technology Corporation (the "borrower") agrees to pay Berra Holdings Ltd. (the "lender") or pursuant to its direction, advances to IVP as per the attached schedule plus interest at 6% per annum both before and after demand, default and judgement. The amounts are due to the lender on demand.

      IVP may at any time prepay any or all of the principal outstanding under this Note, without notice, penalty or bonus.

      IVP hereby waives presentment, notice of dishonour, protest and notice of protest.

      Dated the 30th day of July 2001

                                         IVP TECHNOLOGY CORPORATION

                                         By:   /S/ JOHN MAXWELL
                                            ------------------------------------
                                               John Maxwell

Schedule re Note Payable from IVP Technology Incorporated and Berra Holdings ltd.
(all amounts in U.S. funds)

--------------   ------------    ------------   -------------------------------------
DATE             ADVANCE         BALANCE        SIGNATURE
--------------   ------------    ------------   -------------------------------------
                                                [ALL INFORMATION CONTAINED IN THIS
                                                TABLE WAS HANDWRITTEN, EXCEPT THE
                                                HEADINGS]
--------------   ------------    ------------   -------------------------------------

--------------   ------------    ------------   -------------------------------------
Aug 13-01        $62,470.--
--------------   ------------    ------------   -------------------------------------
Aug 24-01        $1,000.--
--------------   ------------    ------------   -------------------------------------
Aug 31-01        $10,000.--
--------------   ------------    ------------   -------------------------------------
Sept 11-01       $5,000.--
--------------   ------------    ------------   -------------------------------------
Sept 20-01       $4,000.--
--------------   ------------    ------------   -------------------------------------
Sept 25-01       $3,500.--
--------------   ------------    ------------   -------------------------------------
Oct 10-01        $12,000.--
--------------   ------------    ------------   -------------------------------------
Oct 31-01        $17,500.--
--------------   ------------    ------------   -------------------------------------
Nov 1-01         $13,000.--
--------------   ------------    ------------   -------------------------------------
Dec 3-01           $550.--
--------------   ------------    ------------   -------------------------------------

--------------   ------------    ------------   -------------------------------------
TOTAL            $129,020.00
--------------   ------------    ------------   -------------------------------------